[PHOTO OMITTED]

The
Gabelli
ABC
Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

                              The Gabelli ABC Fund

                              Third Quarter Report
                               September 30, 1998

To Our Shareholders,

      In the third quarter of 1998, ongoing international economic distress, diminished corporate earnings prospects, our prime time political crisis and the collapse of one of the world's largest hedge funds combined to send the stock market sharply lower. Somewhat uncharacteristically, the richly priced large cap growth stocks that dominate the Standard & Poor's ("S&P") 500 stock index held up better than more reasonably valued market sectors. The yield on the 30 year Treasury bond dropped below 5.0% as international and U.S. investors sought the safety of the world's most secure credit.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli ABC Fund (the "Fund") could not avoid the confluence of negative capital markets as the Fund's net asset value declined 4.9%. Over the trailing twelve month period, the Fund was up 2.6%. For the five year period ended September 30, 1998, the Fund's return averaged 7.6% annually. Since inception on May 14, 1993 through September 30, 1998, the Fund has a total return of 53.1%, which equates to an average annual return of 8.2%.

What We Do

[GRAPHIC OMITTED]

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market." Our approach has been to maintain a diversified portfolio of value oriented equities, convertible preferred stocks, convertible bonds and U.S. government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury bills. Prior to this quarter, this approach worked quite well. We believe that we will be able to provide investors with favorable results once again in the quarters ahead.

INVESTMENT RESULTS (a)
================================================================================
                                            Quarter
                            1st       2nd           3rd       4th       Year
1998: Net Asset Value..   $10.64    $10.68        $10.16        --        --
      Total Return ....     4.0%      0.4%         (4.9)%       --        --
--------------------------------------------------------------------------------
1997: Net Asset Value..   $ 9.98    $10.45        $10.74     $10.23    $10.23
      Total Return ....     1.4%      4.7%          2.8%       3.3%     12.8%
--------------------------------------------------------------------------------
1996: Net Asset Value..   $10.10    $10.16        $ 9.77     $ 9.84    $ 9.84
      Total Return ....     4.1%      0.6%          0.8%       2.2%      7.8%
--------------------------------------------------------------------------------
1995: Net Asset Value..   $ 9.94    $10.14        $10.41     $ 9.71    $ 9.71
      Total Return ....     3.9%      2.0%          2.7%       2.2%     11.2%
--------------------------------------------------------------------------------
1994: Net Asset Value..   $10.12    $10.11        $10.42     $ 9.57    $ 9.57
      Total Return ....     0.9%     (0.1)%         3.1%       0.6%      4.5%
--------------------------------------------------------------------------------
1993: Net Asset Value..      --     $10.10        $10.63     $10.03    $10.03
      Total Return ....      --       1.0%(b)       5.2%       2.6%      9.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Average Annual Returns - September 30, 1998 (a)

1 Year ..................................................................   2.6%
5 Year ..................................................................   7.6%
Life of Fund (b) ........................................................   8.2%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                       Rate Per Share        Reinvestment Price
-----------------                       --------------        ------------------
December 29, 1997                           $0.860                   $10.17
December 27, 1996                           $0.146                   $ 9.83
September 30, 1996                          $0.470                   $ 9.77
December 28, 1995                           $0.930                   $ 9.71
December 28, 1994                           $0.910                   $ 9.52
December 31, 1993                           $0.880                   $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 14, 1993.
================================================================================

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 13, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997. Although the Performance Guaranty Program is not being offered for 1998, the Fund continues striving to achieve the same objectives. During the most recent three year period in which the S&P 500 has delivered 25% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      For 1999, The Adviser and Board of Directors are exploring several options involving a longer term guaranty program in a closed end structure. This would require shareholder approval. Meanwhile, the Fund will continue to be managed, as it has been the past five years, to provide an attractive rate of return without excessive risk of capital.

COMMENTARY

Through the Looking Glass

      What do investors see as they peer through the looking glass? Like Alice after she has eaten the mushroom, is the market still shrinking or ready to grow? Should savvy investors be heading through the keyhole or smiling like the Cheshire cat? What do we see happening in the stock market Wonderland?

      Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations should grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe the outlook for equity owners is favorable.

The Four M's

      In the third quarter of 1998, consumers and investors focused on the Four
M's:

      Market

      McGwire

      Monica

      Meriwether

M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slowdown accentuate a global spiral?

      Our answer to the first is, yes, lower spending by consumers and corporations will cause an economic and profit slowdown. However, we believe the odds favor just that, a slowdown, not a recession. The Russell 2000 Index, Wall Street jargon for the average U.S. company, has already discounted a recession. Should we avoid one, stocks will likely recover sharply.

      Our answer to the second question is also yes. U.S. economic weakness will have a negative impact on the rest of the world. But, we see some very positive signs as well. The Japanese are finally addressing their economic problems. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union), where economic cooperation is supporting economic growth prospects. Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches." When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

Finally, Some Margin of Safety

      We leave it to others to forecast the short to intermediate term direction of the market. We have a longer term perspective. We are encouraged by the fact that Ben Graham's "margin of safety" has returned to the market. We now see many more good companies trading at much more reasonable valuations relative to their intrinsic value. This does not necessarily mean they have bottomed, as stocks can go from being substantially overvalued to significantly undervalued. But, the long term investor should take some comfort in the fact that some of the speculative excess has departed many stocks, if not those in the S&P 500 Index. Whether the investing public will take comfort in this is another question. Thus far, despite the market's sharp decline and continued volatility, we have not seen substantial redemptions from equity mutual funds. Investors have been conditioned by the extended bull market to buy on dips. However, if the pain gets more severe, they may react differently. For those who are tempted to walk away from equities, we point out that the stocks you loved six months ago are now a lot less expensive. We think this improves the odds for achieving respectable long term returns going forward.

The Role of Arbitrage as an Investment Strategy in the ABC Fund

      Arbitrage continues to be one of the investment strategies we employ to preserve and enhance shareholder assets. So, we feel it appropriate to once again explain arbitrage and the role it plays in our investment approach.

      What is arbitrage? We define arbitrage as investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "work-out" opportunities. When a company agrees to be acquired by another company, its stock price generally immediately rises to just below the stated acquisition price. We look at the spread between the seller's stock price and the announced deal price and the time frame in which the acquisition is expected to close. If we are confident the acquisition will be consummated on schedule at the full deal price and we can earn an annualized rate of return materially higher than that likely to be realized through investing in cash equivalents, then we are interested.

      Then, we do the research. We value the target company to see if it is really worth what the acquiring company has announced it will pay. Sometimes we find it is worth even more, increasing the odds that some other company might make a higher bid. We also research the acquiring company to insure that it can finance the deal. If it is a stock transaction, we need to know that we will be receiving good value in return. We look at merger agreements to see if there are any loopholes. We review any antitrust concerns raised by the government. In short, we make judgments to assure that what we see will be what we get.

      There is greater risk in this strategy than in simply owning money market instruments because announced acquisitions are not always completed and, in situations where the deal currency is the acquirer's stock as opposed to cash, the ultimate acquisition price may vary in value. However, if we do a thorough job evaluating the downside risk, we can often earn very generous returns relative to the money markets, particularly with today's low money market yields. In summation, we think arbitrage, as we practice it in the ABC Fund, represents an attractive investment opportunity with historically low correlation to the performance of the overall stock market.

      We borrow a quote from Warren Buffett to explain our use of arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short term cash equivalents. We prefer, of course, to make major long term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury bills and, equally important, cools any temptation we may have to relax our standards for long term investments."

      In general, our "arb" positions continued to provide stability for the portfolio. However, this quarter, we did experience some declines in arbitrage stocks, as growing global economic uncertainty generated concern that proposed mergers would be delayed or terminated and the value of deals using the acquiring company's stock as currency declined. We were also hurt as macro-hedge funds and fixed income hedge funds (such as Long Term Capital Management) dumped arbitrage positions as they reallocated away from style drifting investments.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Allied Group Inc. (GRP - $48.0625 - NYSE) has accepted a sweetened offer from Nationwide Mutual Insurance Co. for $1.7 billion, allowing Nationwide to expand into the Midwest through a rare unsolicited takeover in the insurance industry. Nationwide will pay $48.25 per share, or nearly $1.5 billion, for all of Allied's shares. In May, Nationwide made the unsolicited takeover bid after being rebuffed by Des Moines, Iowa-based Allied for several months. After repeated rejections by Allied, Nationwide took its case directly to shareholders by offering to purchase their shares for $47 each. Nationwide eventually sweetened the offer, raising it to $48.25 per share, to gain Allied's approval for the transaction. Nationwide has received all necessary state insurance approvals and completed its $48.25 per share cash tender offer on September 30, 1998.

American Bankers Insurance Group Inc. (ABI - $42.50 - NYSE), based in Miami, is a leading provider of credit insurance and credit-related insurance products. ABI and Cendant Corp. (CD - $11.625 - NYSE) announced that they have terminated their merger agreement, ending a nearly eleven month saga that began with the announcement that ABI would be purchased by American International Group (AIG) for $47 per share. Cendant bid $58 per share on January 27, 1998 and eventually won the right to acquire ABI for $67 per share. Revelations of accounting problems at Cendant placed the deal in jeopardy and ultimately led to the cancellation of the deal. As part of the companies' termination agreement, Cendant paid ABI $400 million (equal to approximately $5.50 per share). Throughout the ordeal, ABI's basic business has remained on track, and it had significant volumes of new business in the pipeline. With the termination of the deal, the company will be able to focus on closing the new business in the pipeline. As such, top line growth is expected to pick up in the near future and get back on track to a more normal 10% to 12% growth rate in 1999. Greater upside potential exists as it is possible that AIG will once again make an offer for ABI.

BetzDearborn Inc. (BTL - $69.125 - NYSE) has agreed to be acquired by Hercules Inc. (HPC - $30.0625 - NYSE), a U.S. specialty chemicals maker, for $3.1 billion in cash and assumed debt, creating one of the world's biggest makers of chemicals used in paper-making, water-treatment and other industrial processes. Hercules, which had $1.87 billion in 1997 sales, is offering $72 per BetzDearborn share. BetzDearborn is the number two U.S. producer of water-treatment and industrial process chemicals, with $1.3 billion in 1997 sales. The purchase allows Wilmington, Delaware-based Hercules to resume its worldwide expansion amid industry consolidation. The companies have set October 8, 1998 for BetzDearborn shareholders to approve the merger. They expect to close the transaction in October 1998.

DeKalb Genetics Corp. (DKB - $92.00 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn. Monsanto (MTC - $56.25 - NYSE), which controls 40% of DeKalb's outstanding shares, won a three-month-long auction by agreeing to pay $100 in cash for each of the remaining shares, or $2.5 billion. The transaction is expected to be completed by year end.

Giant Food Inc. (GFS'A - $43.1875 - AMEX) operates a chain of over 170 supermarkets, mostly food and drug combination stores, primarily in the Washington, DC and Baltimore metropolitan areas. The company is expanding from this base into New Jersey, Pennsylvania and Delaware. J. Sainsbury plc, one of the largest supermarket retailers in the United Kingdom, was the owner of a non-controlling 50% of Giant's voting shares, in addition to approximately 20% of the non-voting shares. The Dutch food retailer Royal Ahold NV (AHO - $29.0625
- NYSE) paid Sainsbury $613 million for its Giant Food stake and is purchasing the remaining Giant Food shares for $43.50 per share.

Orange & Rockland Utilities Inc. (ORU - $54.875 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $52.00 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the second quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

Nashua Corp. (NSH - $14.75 - NYSE) conducts business in three segments:
Specialty Coated Products, Label Products and Imaging Supplies. Nashua is a leading manufacturer and provider of coated products and office supplies, including facsimile and thermal papers, pressure-sensitive labels, specialty papers, and copier and laser printer supplies. Nashua is narrowing its business focus. The company's entire photofinishing group has been sold for $52.5 million. The specialty coated products division, which the company previously intended to sell, is now making a positive contribution with new products, lower costs and better margins.

Sprint Corp. (FON - $72.00 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

SPS Transaction Services Inc. (PAY - $31.50 - NYSE) has agreed to a transaction with Associates First Capital (AFS - $65.25 - NYSE), the largest U.S. consumer finance company, involving $896 million in cash. Associates First is buying the assets of SPS, an issuer of credit cards for companies such as Office Depot and Radio Shack. Associates First administers and owns receivables for the private-label credit card operations of Texaco and Amoco. SPS thereafter will pay its shareholders $32.02 per share from the proceeds of the asset sale. The transaction is expected to be completed shortly after SPS's special shareholder meeting held on October 14, 1998.

WHX Corp. (WHX - $12.875 - NYSE) is a holding company for wholly owned subsidiary Wheeling-Pittsburgh Steel, America's ninth largest integrated steel producer. Wheeling-Pittsburgh develops, processes and fabricates steel (hot/cold rolled sheets and coated products) and steel products (roof deck, form deck, culvert, steel framing and related products). In April, WHX completed its acquisition of Handy & Harman, a diversified industrial manufacturing company, for a total consideration of $604 million including assumption of $186 million in debt.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      We are disappointed that the ABC Fund's net asset value declined this quarter and that it has posted a modest decline over the first three quarters of 1998. However, we are pleased the Fund held up quite well relative to the S&P 500 Index and extremely well relative to the Russell 2000 Index during this very difficult quarter for stocks. We remain committed to our risk averse approach to the equity markets and confident that we can achieve our long term objective of preserving and enhancing the value of the assets you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                          Sincerely,


                                          /s/ Mario J. Gabelli

                                          Mario J. Gabelli, CFA
                                          Portfolio Manager and
                                          Chief Investment Officer

October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998
                               ------------------
Giant Food Inc.
DeKalb Genetics Corp.
BetzDearborn Inc.
SPS Transaction Services Inc.
Allied Group Inc.
Orange & Rockland Utilities Inc.
Nashua Corp.
American Bankers Insurance Group
Sprint Corp.
WHX Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

                                                                       Market
   Shares                                                              Value
   ------                                                              ------
                 COMMON STOCKS - 93.1%

                 Agriculture - 10.7%
    48,000       DeKalb Genetics Corp. ........................       $4,416,000
                                                                      ----------
                 Automotive: Parts and Accessories - 0.7%
     9,300       Modine Manufacturing Co. .....................          269,700
                                                                      ----------
                 Aviation: Parts and Services - 2.3%
    20,000       Fairchild Corp., Cl. A + .....................          282,500
     7,000       Hi-Shear Industries Inc. + ...................           18,813
     5,000       Hudson General Corp. .........................          252,500
    22,000       Kaman Corp., Cl. A ...........................          376,750
                                                                      ----------
                                                                         930,563
                                                                      ----------
                 Broadcasting - 0.3%
     2,500       Liberty Corp. ................................          103,906
                                                                      ----------
                 Building and Construction - 1.2%
    40,000       Dravo Group Corp. + ..........................          505,000
                                                                      ----------
                 Business Services - 5.5%
     2,580       Fisher Scientific International Inc. .........           44,344
   150,000       Nashua Corp.+ ................................        2,212,500
                                                                      ----------
                                                                       2,256,844
                                                                      ----------
                 Cable - 0.3%
     3,000       Cable Michigan Inc. + ........................          104,250
     2,000       TCI Ventures Group Inc. ......................           35,875
                                                                      ----------
                                                                         140,125
                                                                      ----------
                 Communications Equipment - 0.5%
     5,000       Dynatech Corp.+ ..............................           14,688
     3,500       Gemstar International Group Ltd. + ...........          162,312
     1,000       L - 3 Communications Holdings Inc.+ ..........           39,688
                                                                      ----------
                                                                         216,688
                                                                      ----------
                 Computer Software and Services - 7.6%
       138       DecisionOne Holdings Corp.+ ..................            1,346
   100,000       SPS Transaction Services Inc.+ ...............        3,150,000
                                                                      ----------
                                                                       3,151,346
                                                                      ----------
                 Consumer Products - 0.6%
    15,000       Carter-Wallace Inc. ..........................          235,313
                                                                      ----------
                 Consumer Services - 0.3%
     7,000       Loewen Group Inc. ............................          103,250
                                                                      ----------
                 Diversified Industrial - 0.5%
    10,000       Katy Industries Inc. .........................          164,375
     1,000       Myers Industries Inc. ........................           23,000
     3,000       WHX Corp. + ..................................           38,625
                                                                      ----------
                                                                         226,000
                                                                      ----------
                 Electronics - 0.3%
     7,000       UCAR International Inc. + ....................          126,000
                                                                      ----------
                 Energy - 8.5%
     7,600       AGL Resources Inc. ...........................          147,250
     6,500       Florida Public Utilities Co. .................           99,125
       500       MidAmerican Energy Holdings Co. ..............           13,219
     1,000       Nevada Power Co. .............................           26,875
    44,000       Orange & Rockland Utilities Inc. .............        2,414,499
    10,000       Pennzoil Co. .................................          350,624
     1,000       Sierra Pacific Resources .....................           38,813
    16,000       Southwest Gas Corp. ..........................          327,000
     4,000       Wicor Inc. ...................................           95,500
                                                                      ----------
                                                                       3,512,905
                                                                      ----------
                Entertainment - 4.5%
     8,000      Fisher Companies Inc. ..........................         546,000
     3,000      Florida Panthers Holdings Inc.+ ................          32,438
     3,000      Tele-Communications Inc./Liberty Media
                Group, Cl. A ...................................         110,063
    10,000      Topps Co. Inc.+ ................................          28,125
    32,000      USA Networks Inc. + ............................         621,999
     9,000      Viacom Inc., Cl. A+ ............................         517,500
                                                                      ----------
                                                                       1,856,125
                                                                      ----------
                Equipment and Supplies - 1.0%
     5,000      AMP Inc. .......................................         178,750
     6,000      Ampco-Pittsburgh Corp. .........................          87,750
     2,500      Amphenol Corp., Cl. A+ .........................          87,188
     3,000      Navistar International Corp.+ ..................          67,875
                                                                      ----------
                                                                         421,563
                                                                      ----------
                Financial Services - 12.7%
    53,000      Allied Group Inc. ..............................       2,547,312
    43,000      American Bankers Insurance Group Inc. ..........       1,827,500
    26,900      Argonaut Group Inc. ............................         685,950
     4,000      Leucadia National Corp. ........................         117,250
     2,500      Pioneer Group Inc. .............................          41,250
     1,000      Summit Holding Southeast Inc. + ................          32,875
                                                                      ----------
                                                                       5,252,137
                                                                      ----------
                Food and Beverage - 0.5%
    25,000      Advantica Restaurant Group Inc. + ..............         118,750
     5,000      Whitman Corp. ..................................          79,688
                                                                      ----------
                                                                         198,438
                                                                      ----------
                Health Care - 3.1%
     2,000      AmeriSource Health Corp. + .....................         108,875
     2,000      Bergen Brunswig Corp. ..........................         101,125
    17,900      DePuy Inc. .....................................         626,500
     6,000      Genentech Inc.+ ................................         431,250
                                                                      ----------
                                                                       1,267,750
                                                                      ----------
                Hotels and Gaming - 0.1%
    15,000      Aztar Corp.+ ...................................          58,125
                                                                      ----------

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                       Market
   Shares                                                              Value
   ------                                                              ------

                COMMON STOCKS (Continued)

                Metals and Mining - 0.0%
   155,000      Pegasus Gold Inc. + ............................      $    8,525
    10,000      Royal Oak Mines Inc. + .........................           6,875
                                                                      ----------
                                                                          15,400
                                                                      ----------
                Publishing - 0.1%
     2,000      Reader's Digest Association Inc., Cl. B ........          38,000
                                                                      ----------
                Real Estate - 2.3%
     55,000     Catellus Development Corp. + ...................         715,000
     20,000     Griffin Land & Nurseries Inc. + ................         221,250
      1,000     Property Capital Trust .........................             150
                                                                     -----------
                                                                         936,400
                                                                     -----------
                Retail - 15.6%
    133,000     Bruno's Inc.+ ..................................          37,240
    130,000     Giant Food Inc., Cl. A .........................       5,614,374
      6,000     Lillian Vernon Corp. ...........................          81,375
      6,000     Republic Industries Inc. + .....................          87,375
     28,442     Syratech Corp.+ ................................         568,840
                                                                     -----------
                                                                       6,389,204
                                                                     -----------
                Satellite - 0.0%
      4,000     TCI Satellite Entertainment Inc., Cl. A + ......          11,500
                                                                     -----------
                Specialty Chemicals - 8.4%
     50,000     BetzDearborn Inc. ..............................       3,456,250
                                                                     -----------
                Telecommunications - 0.6%
     30,376     Citizens Utilities Co., Cl. B ..................         246,806
      1,000     Startec Global Communications Corp. + ..........           6,875
                                                                     -----------
                                                                         253,681
                                                                     -----------
                Textiles - 0.4%
    321,974     Carlyle Industries Inc. + ......................         171,049
                                                                     -----------
                Utilities - 0.6%
     13,500     United Water Resources Inc. ....................         229,500
                                                                     -----------
                Wireless Communications - 3.9%
      2,000     American Tower Corp., Cl. A + ..................          51,000
     22,000     Centennial Cellular Corp., Cl. A + .............         704,000
     12,000     CommNet Cellular Inc. + ........................         132,000
     20,500     Telephone and Data Systems Inc. ................         714,938
                                                                     -----------
                                                                       1,601,938
                                                                     -----------

                TOTAL COMMON STOCKS ............................      38,350,700
                                                                     -----------

                PREFERRED STOCKS - 1.7%

                Diversified Industrial - 1.7%
     11,000     WHX Corp. Pfd., Ser. A .........................         500,500
      5,000     WHX Corp. Pfd., Ser. B .........................         202,500
                                                                     -----------

                TOTAL PREFERRED STOCKS .........................         703,000
                                                                     -----------

                CONVERTIBLE PREFERRED STOCKS - 2.6%

                Telecommunications - 2.6%
      4,000     Citizens Utilities Co. 5.00% Cv. Pfd. ..........         172,000
     13,500     Sprint Corp. 8.25% Cv. Pfd. ....................         911,250
                                                                     -----------

                TOTAL CONVERTIBLE
                  PREFERRED STOCKS .............................       1,083,250
                                                                     -----------

                RIGHTS - 0.0%

                Computer Software and Services - 0.0%
     17,500     Fusion Systems Corp.+ ..........................             546
                                                                     -----------

 Principal
  Amount
 ---------

                CONVERTIBLE CORPORATE BONDS - 0.1%

                Consumer Products - 0.0%
  $  17,000     Fieldcrest Cannon Inc. Sub. Deb. Cv.
                  6.00%, 03/15/12 ..............................          13,770
                                                                     -----------
                Retail - 0.1%
    200,000     RDM Sports Group Inc. Cv.
                  8.00%, 08/15/03 ..............................          24,000
                                                                     -----------

                TOTAL CONVERTIBLE
                  CORPORATE BONDS ..............................          37,770
                                                                     -----------

                TOTAL INVESTMENTS - 97.5% ......................      40,175,266

                Other Assets and
                  Liabilities (Net) - 2.5% .....................       1,026,360
                                                                     -----------

                NET ASSETS - 100.0%
                  (4,054,295 shares outstanding) ...............     $41,201,627
                                                                     ===========
                NET ASSET VALUE,
                  Offering and Redemption
                  Price Per Share ..............................     $     10.16
                                                                     ===========

----------
+ Non-income producing security.

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli,
CFA Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

                                    Officers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

James E. McKee
Secretary

Bruce N. Alpert
Vice President
and Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------